Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

      In connection with the Quarterly Report of GREEN ENERGY RENEWABLE SOLUTIONS, INC. (the "Company") on Form 10-Q for the period ending September 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joe Durant, Chief Executive Officer and I, Gerry Shirren, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

\s\	Joe DuRant
Joe DuRant
Chief Executive Officer
Date: November 12, 2012

\s\	Gerry Shirren
Joe DuRant
Gerry Shirren
Chief Financial Officer
Date: November 12, 2012